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                               Silicon Valley Bank

                           AMENDMENT TO LOAN AGREEMENT





Borrower:      Premier Laser Systems, Inc.
Address:       3 Morgan
               Irvine, California 92718

Date:          October 9, 1996



     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

     The Parties agree to amend the Loan Agreement between them, dated June 3, 1996 (the "Loan Agreement"), as follows. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. AMENDED MATURITY DATE. The section of the Schedule to the Loan Agreement entitled "Maturity Date (Section 4.1)" is hereby amended to read as follows:

          "Maturity Date (Section 4.1):  April 30, 1997."

     2. FEE. Borrower shall pay to Silicon concurrently herewith a fee of $1,000, which shall be in addition to all interest and all other amounts payable hereunder and which shall not be refundable.

     3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject manner hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower

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shall continue in full force and effect and the same are hereby ratified and confirmed.

     BORROWER:                          PREMIER LASER SYSTEMS, INC.


                                        By: /S/ COLETTE COZEAN
                                           ------------------------------------
                                           President or Vice President


                                        By: /S/ RONALD C. HIGGINS
                                           ------------------------------------
                                           Secretary or Asst Secretary


     SILICON:                           SILICON VALLEY BANK


                                        By: /S/
                                           ------------------------------------
                                           Title:
                                                 ------------------------------


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